Exhibit 99.1

                     Advanta Reports First Quarter Earnings

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--April 22, 2004--Advanta Corp. (NASDAQ:ADVNB; ADVNA) today reported net income of $9.4 million or $0.35 per diluted share for first quarter 2004 for Class A and Class B shares combined, as compared to $5.9 million or $0.24 per diluted share for first quarter 2003. The results for first quarter of 2004 include a $0.02 per diluted share charge associated with the previously announced closure of the Company's New York venture capital office, and the results for first quarter of 2003 included a $0.01 per diluted share asset valuation charge associated with the valuation of the Company's venture capital portfolio. The current quarter's earnings reflect an 83 basis point decline in net principal charge-offs on managed business credit card receivables to 7.19% on an annualized basis as compared to 8.02% for first quarter 2003. Net principal charge-offs on owned business credit card receivables declined 6 basis points to 6.46% as compared to 6.52% for first quarter 2003.

    "We continue to experience the benefits of our relationships with high credit quality customers," said Dennis Alter, Chairman and CEO. "Favorable asset quality, robust customer activity and operating efficiencies contributed to first quarter earnings. We are pleased with the progress we have made towards our goals for 2004."

    Advanta ended the quarter with managed business credit card receivables of $3.1 billion as compared to $2.7 billion at March 31, 2003. Over 30 day delinquencies on managed business credit card receivables declined 99 basis points to 5.37% and over 90 day delinquencies decreased 40 basis points to 2.68%, each as compared to first quarter 2003. At March 31, 2004, owned business credit card receivables were $528 million as compared to $465 million at March 31, 2003. Over 30 day delinquencies on owned business credit card receivables declined 89 basis points to 5.09% and over 90 day delinquencies decreased 35 basis points to 2.53%, each as compared to first quarter 2003.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, April 22, at 9:00 a.m. Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the website at least 15 minutes early to register, download, and install any necessary audio software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing (719) 457-0820 and referring to confirmation code 460087. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in this press release or our statistical supplements, both available at www.advanta.com in the "Corporate Info" section.

    About Advanta

    Advanta is a highly focused financial services company serving the small business market. Advanta leverages direct marketing and information based expertise to identify potential customers and new target markets and to provide a high level of service tailored to the unique needs of small business. Using these distinctive capabilities, Advanta has become one of the nation's largest issuers of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that these non-GAAP financial measures used in managing the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.






                                ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)


                          Three Months Ended
                            March 31, 2004
----------------------------------------------------------------------

                                   Advanta
                                  Business    Venture   Other
                                    Cards     Capital    (A)    Total
                                 ----------- --------- ------- -------
Interest income                 $    21,849 $       0 $ 1,562 $23,411
Interest expense                      9,123        88   2,320  11,531
                                 ----------- --------- ------- -------
Net interest income                  12,726       (88)   (758) 11,880
Provision for credit losses           9,413         0      98   9,511
                                 ----------- --------- ------- -------
Net interest income after
 provision for credit losses          3,313       (88)   (856)  2,369
Noninterest revenues:
  Securitization income              32,540         0       0  32,540
  Servicing revenues                 12,133         0       0  12,133
  Other revenues, net                25,589        32   1,133  26,754
                                 ----------- --------- ------- -------
Total noninterest revenues           70,262        32   1,133  71,427
Operating expenses                   56,910     1,007     277  58,194
                                 ----------- --------- ------- -------
Income (loss) before income
 taxes                               16,665    (1,063)      0  15,602
Income tax expense (benefit)          6,583      (420)      0   6,163
                                 ----------- --------- ------- -------
Net income (loss)               $    10,082 $    (643)$     0 $ 9,439
                                 =========== ========= ======= =======


                          Three Months Ended
                            March 31, 2003
----------------------------------------------------------------------

                                   Advanta
                                  Business    Venture   Other
                                    Cards     Capital    (A)    Total
                                ----------- ---------- ------- -------
Interest income                $    20,754 $        0 $ 2,237 $22,991
Interest expense                    10,734        140     397  11,271
                                ----------- ---------- ------- -------
Net interest income                 10,020       (140)  1,840  11,720
Provision for credit losses          9,408          0      38   9,446
                                ----------- ---------- ------- -------
Net interest income after
 provision for credit losses           612       (140)  1,802   2,274
Noninterest revenues:
  Securitization income             29,610          0       0  29,610
  Servicing revenues                10,027          0       0  10,027
  Other revenues, net               25,312       (610)    730  25,432
                                ----------- ---------- ------- -------
Total noninterest revenues          64,949       (610)    730  65,069
Expenses:
  Operating expenses                54,584        626     312  55,522
  Minority interest in income
   of consolidated subsidiary            0          0   2,220   2,220
                                ----------- ---------- ------- -------
Total expenses                      54,584        626   2,532  57,742
                                ----------- ---------- ------- -------
Income (loss) before income
 taxes                              10,977     (1,376)      0   9,601
Income tax expense (benefit)         4,226       (530)      0   3,696
                                ----------- ---------- ------- -------
Net income (loss)              $     6,751 $     (846)$     0 $ 5,905
                                =========== ========== ======= =======

(A) Other includes investment and other activities not attributable to the Advanta Business Cards or Venture Capital segments.




                                ADVANTA
                   SUPPLEMENTAL NON-GAAP DISCLOSURE
            ADVANTA BUSINESS CARDS MANAGED INCOME STATEMENT
                            (in thousands)


In addition to evaluating the financial performance of the Advanta Business Cards segment under generally accepted accounting principles
(GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations. A reconciliation of these managed financial measures to the most directly comparable GAAP financial measures is included in this press release.


Advanta Business Cards Managed Income Statement
-----------------------------------------------

                                                  Three Months Ended
                                                ----------------------
                                                 March 31,  March  31,
                                                   2004       2003
                                                 ---------- ----------
Interest income                                 $  114,956 $  107,849
Interest expense                                    20,457     20,255
                                                 ---------- ----------
Net interest income                                 94,499     87,594
Provision for credit losses                         55,600     54,883
                                                 ---------- ----------
Net interest income after provision for credit
 losses                                             38,899     32,711
Noninterest revenues                                34,676     32,850
                                                 ---------- ----------
Risk-adjusted revenues (A)                          73,575     65,561
Operating expenses                                  56,910     54,584
                                                 ---------- ----------
Income before income taxes                          16,665     10,977
Income tax expense                                   6,583      4,226
                                                 ---------- ----------
Net income                                      $   10,082 $    6,751
                                                 ========== ==========

Average managed business credit card
 receivables                                    $3,067,184 $2,687,267


(A) Risk-adjusted revenues represent net interest income and noninterest revenues, less provision for credit losses.




                               ADVANTA
                              HIGHLIGHTS
               (in thousands, except per share amounts)


                                                           Percent
                                 Three Months Ended      Change From
                              -------------------------
                               Mar.     Dec.     Mar.
                                31,      31,      31,    Prior  Prior
EARNINGS                       2004     2003     2003   Quarter  Year
----------------------------------------------------------------------
Basic net income per common
 share:
  Class A                    $  0.37  $  0.45  $  0.22   (17.8)%68.2 %
  Class B                       0.39     0.47     0.25   (17.0) 56.0
  Combined (A)                  0.38     0.47     0.24   (19.1) 58.3
Diluted net income per common
 share:
  Class A                       0.34     0.43     0.22   (20.9) 54.5
  Class B                       0.36     0.44     0.25   (18.2) 44.0
  Combined (A)                  0.35     0.44     0.24   (20.5) 45.8

Return on average common
 equity                        10.86 %  13.41 %   7.32 % (19.0) 48.4

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average common
 shares used to compute:
  Basic earnings per common
   share
    Class A                    8,786    8,803    9,183    (0.2)%(4.3)%
    Class B                   15,502   15,186   14,816     2.1   4.6
                              -------  -------  -------
    Total                     24,288   23,989   23,999     1.2   1.2
  Diluted earnings per common
   share
    Class A                    8,786    8,803    9,184    (0.2) (4.3)
    Class B                   17,656   16,704   15,212     5.7  16.1
                              -------  -------  -------
    Total                     26,442   25,507   24,396     3.7   8.4

Ending shares outstanding
    Class A                    9,607    9,607   10,041     0.0  (4.3)
    Class B                   17,710   17,344   17,141     2.1   3.3
                              -------  -------  -------
    Total                     27,317   26,951   27,182     1.4   0.5

Stock price:
 Class A
   High                      $ 16.88  $ 13.48  $  9.75    25.2  73.1
   Low                         12.92    10.60     5.95    21.9   N/M
   Closing                     16.83    12.93     6.83    30.2   N/M
 Class B
   High                        16.90    13.42    10.20    25.9  65.7
   Low                         12.55    10.55     6.91    19.0  81.6
   Closing                     16.50    12.72     7.58    29.7   N/M

Cash dividends declared:
 Class A                       0.063    0.063    0.063     0.0   0.0
 Class B                       0.076    0.076    0.076     0.0   0.0

Book value per common share    14.08    13.87    13.30     1.5   5.9

(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.

N/M - Not Meaningful




                                ADVANTA
                    BUSINESS CREDIT CARD STATISTICS
                            (in thousands)


                                                       Percent Change
                            Three Months Ended              From
                   -----------------------------------
                     Mar. 31,    Dec. 31,    Mar. 31,   Prior  Prior
                      2004         2003       2003     Quarter  Year
                   ---------------------------------------------------
Transaction volume $1,921,933  $1,944,617  $1,602,498    (1.2)% 19.9 %
Securitization
 volume increase
 excluding
 replenishment
 sales                 90,000     119,750     124,775   (24.8) (27.9)
Average managed
 receivables:
  Owned               551,652     594,034     515,452    (7.1)   7.0
  Securitized       2,515,532   2,364,801   2,171,815     6.4   15.8
                    ----------  ----------  ----------
  Managed (A)       3,067,184   2,958,835   2,687,267     3.7   14.1
Ending managed
 receivables:
  Owned               528,204     518,040     465,436     2.0   13.5
  Securitized       2,548,942   2,463,747   2,278,746     3.5   11.9
                    ----------  ----------  ----------
  Managed (A)       3,077,146   2,981,787   2,744,182     3.2   12.1

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
----------------
Receivables 30
 days or more
 delinquent        $   26,908  $   25,301  $   27,846
Receivables 90
 days or more
 delinquent            13,368      12,696      13,403
As a percentage of
 gross
 receivables:
   Receivables 30
    days or more
    delinquent           5.09 %      4.88 %      5.98 %   4.3 %(14.9)%
   Receivables 90
    days or more
    delinquent           2.53        2.45        2.88     3.3  (12.2)
Net principal
 charge-offs:
   Amount          $    8,913  $   10,163  $    8,408
   As a percentage
    of average
    gross
    receivables
    (annualized)         6.46 %      6.84 %      6.52 %  (5.6)  (0.9)

CREDIT QUALITY -
 SECURITIZED
------------------
Receivables 30
 days or more
 delinquent        $  138,440  $  148,177  $  146,570
Receivables 90
 days or more
 delinquent            69,087      74,762      71,255
As a percentage of
 gross
 receivables:
   Receivables 30
    days or more
    delinquent           5.43 %      6.01 %      6.43 %  (9.7)%(15.6)%
   Receivables 90
    days or more
    delinquent           2.71        3.03        3.13   (10.6) (13.4)
Net principal
 charge-offs:
   Amount          $   46,187  $   43,890  $   45,475
   As a percentage
    of average
    gross
    receivables
    (annualized)         7.34 %      7.42 %      8.38 %  (1.1) (12.4)

CREDIT QUALITY -
 MANAGED (A)
------------------
Receivables 30
 days or more
 delinquent        $  165,348  $  173,478  $  174,416
Receivables 90
 days or more
 delinquent            82,455      87,458      84,658
As a percentage of
 gross
 receivables:
   Receivables 30
    days or more
    delinquent           5.37 %      5.82 %      6.36 %  (7.7)%(15.6)%
   Receivables 90
    days or more
    delinquent           2.68        2.93        3.08    (8.5) (13.0)
Net principal
 charge-offs:
   Amount          $   55,100  $   54,053  $   53,883
   As a percentage
    of average
    gross
    receivables
    (annualized)         7.19 %      7.31 %      8.02 %  (1.6) (10.3)


(A) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.




                                ADVANTA
 RECONCILIATION OF MANAGED INCOME STATEMENT AND BALANCE SHEET MEASURES
                      TO GAAP FINANCIAL MEASURES
                            (in thousands)


In addition to evaluating the financial performance of the Advanta Business Cards segment under generally accepted accounting principles
(GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations.


                                          Three Months Ended
                                            March 31, 2004
                                --------------------------------------
                                   Advanta                   Advanta
                                  Business                   Business
                                    Cards    Securitization   Cards
                                    GAAP       Adjustments   Managed
                                ----------- --------------- ----------
INCOME STATEMENT MEASURES
Interest income                 $   21,849  $      93,107  $  114,956
Interest expense                     9,123         11,334      20,457
Net interest income                 12,726         81,773      94,499
Securitization income               32,540        (32,540)          0
Servicing revenues                  12,133        (12,133)          0
Other revenues, net                 25,589          9,087      34,676
Total noninterest revenues          70,262        (35,586)     34,676
Provision for credit losses          9,413         46,187(A)   55,600
                                --------------------------------------
BALANCE SHEET MEASURES
Average business credit card
 receivables                       551,652      2,515,532   3,067,184
Ending business credit card
 receivables                       528,204      2,548,942   3,077,146
Business credit card
 receivables:
  30 days or more delinquent        26,908        138,440     165,348
  90 days or more delinquent        13,368         69,087      82,455
  Net principal charge-offs          8,913         46,187      55,100


                                          Three Months Ended
                                            March 31, 2003
                                --------------------------------------
                                   Advanta                   Advanta
                                  Business                   Business
                                   Cards     Securitization   Cards
                                    GAAP      Adjustments    Managed
                                ----------- --------------- ----------
INCOME STATEMENT MEASURES
Interest income                 $   20,754  $      87,095  $  107,849
Interest expense                    10,734          9,521      20,255
Net interest income                 10,020         77,574      87,594
Securitization income               29,610        (29,610)          0
Servicing revenues                  10,027        (10,027)          0
Other revenues, net                 25,312          7,538      32,850
Total noninterest revenues          64,949        (32,099)     32,850
Provision for credit losses          9,408         45,475(A)   54,883
                                --------------------------------------
BALANCE SHEET MEASURES
Average business credit card
 receivables                       515,452      2,171,815   2,687,267
Ending business credit card
 receivables                       465,436      2,278,746   2,744,182
Business credit card
 receivables:
  30 days or more delinquent        27,846        146,570     174,416
  90 days or more delinquent        13,403         71,255      84,658
  Net principal charge-offs          8,408         45,475      53,883

(A) The provision for credit losses includes the amount by which the provision for credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

        - Statistical supplement available at www.advanta.com -


    CONTACT: Advanta Corporation
             David Weinstock
             Vice President, Investor Relations
             (215) 444-5335
             dweinstock@advanta.com
                 or
             David Goodman
             Director, Communications
             (215) 444-5073
             AdvantaCommunications@advanta.com